Exhibit 99.1

Merriman Investor Summit 2009 Deb Wasser, SVP Investor Relations November 10, 2009

Driving the Clean-Tech Revolution Designs and manufactures Process Equipment and Metrology instruments Focused on the LED & Solar markets 20+ years of experience in thin film deposition Broad IP - over 300 patents Headquartered in Plainview, New York 1,030 employees LTM Revenue of $344 million Experts in Complex Thin Film Deposition Technology and Related Processes

Investment Highlights Leading equipment supplier for large and multi-year high-growth LED & Solar market opportunity Well positioned to capitalize on current market leadership Deep industry know-how in complex thin film deposition process Significant operating leverage Proven execution track record Bookings ($ in Millions) Revenue ($ in Millions) $120-130E $53 $99 $226 Q1 2009 Q2 2009 Q3 2009 $63 $72 $99 Q1 2009 Q2 2009 Q3 2009 Q4 2009E

Veeco Business Snapshot

	LED & Solar Process Equipment 	Data Storage Process Equipment 	Metrology 
Core Technologies	MOCVD, MBE, CIGS Sources, Web Coaters	Ion Beam Etch & Deposition, DLC, PVD, Saws & Lappers	Atomic Force Microscopes, Stylus & Optical Profilers
Veeco Market Position	#1 or #2	#1 equipment supplier for TFMH manufacturing for Hard Drives	#1 or #2 - large share "nanotech tools"
Market Growth Rate*	>70% CIGS >25% LED	5-10%	5-10%

**Sources: Strategies Unlimited, Canaccord, IDC, SDI, NSF, Veeco Estimates*

Veeco

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©2009 Veeco Instruments Inc Merriman 1109

Focused on High-Growth Clean-Tech Markets Bookings ($ in Millions) LED & Solar: 79% Data Storage 34% LED & Solar 29% Metrology 37% Total = $402 2007 Data Storage 22% LED & Solar 54% Metrology 24% Total = $99 3Q 2009 Revenue ($ in Millions) Aligning R&D, Talent and Resources to LED & Solar Opportunity $90 $89 $53 $99 $226 Source: Veeco filings Note: Numbers presented may reflect rounding adjustments and consequently totals may not appear to sum $44 $29 $56 $179 $32 $14 $8 $19 $17 $32 $31 $17 $23 $29 $26 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 LED & Solar Data Storage Metrology

LED Market is in Early Stages of Phenomenal Growth 2009–2013 CAGR 2009–2013 CAGR: 32% Mobile: 5% Auto: 16% Signs: 4% Other: 13% LED Market Forecast ($ in Billions) General LED Lighting Represents a Substantial Incremental Upside Lighting: 48% LCD: 122% Analysts forecast approx. $1B MOCVD¹ market in 2011² Approx. 380 systems to support LED backlighting demand² LCD backlighting Notebook backlighting Mobile phones Estimated LED Consumption³ (Billions per year) 15 12 105 Source: Strategies Unlimited, August 2009; 1 MOCVD = Metal-organic Chemical Vapor Deposition 2 Based on average of Equity Research analyst forecasts of MOCVD tools purchased per year ³ Based on Wall street estimates and LEDinside $0 $2 $4 $6 $8 $10 $12 $14 $16 2007A 2008A 2009E 2010E 2011E 2012E 2013E

“The Next Big Thing” is Happening Now – LED-TV All major players are investing LG, Samsung, Sony, Sharp, Visio, Toshiba Significant penetration set to occur in 2010 Design & Brand Differentiation High contrast ratio (>3,000,000:1) Color gamut > 105% Power savings LCD-TV market forecasted to grow at 22% CAGR from '08-'11 to over 200M sets 2012 LED Adoption for LCD TVs: 30-55%1 1 Display Search, Display Bank, iSupply, Veeco estimates 2 CLSA, LED Sector Outlook, 10/7/2009

CFL Incandescent Fluorescent CFL Incandescent Fluorescent LED Lighting is at the Cusp of Mass Market Adoption in $120B Illumination Market Sources: Philips Color Kinetics & DOE, Freedonia MOCVD Critical to Drive Down Cost and Improve Brightness Efficiency White LED Cost White LED Efficiency LED Efficiency (lm/W) LED Costs ($/klm) Graph does not reflect total cost of ownership In many applications, LED is already the most cost effective solution $1 $10 $100 $1,000 2003 2005 2007 2009 2011 2013 2015 2017 0 50 100 150 200 2003 2005 2007 2009 2011 2013 2015 2017

Complex Thin Deposition Process–High Barriers to Entry MOCVD is the Critical Process in LED Manufacturing Complex process Extreme precision levels Very high temperature Specialized in deposition of compound semiconductor materials (GaN, AsP) Critical process “Know how” and application expertise Not a semiconductor capital equipment company competency Epitaxial process Contacts Etch Thinning/Dice Encapsulation/Lens Heat Sink/WB Chip processing Packaging Sapphire Buffer N-GaN P-GaN Sapphire Wafers MOCVD is > 50% of the LED Fab Capital Expenditure

Competitive Advantage in MOCVD - Lowest Cost of Ownership Platform



Automated carrier transfer


TurboDisc

TurboDisc™ vertical laminar flow

- ✓ One of two major suppliers with ~30% market share
- ✓ Veeco K465 provides highest throughput
  - 40-120% advantage
- ✓ No cleaning or parts change between runs
- ✓ No particle buildup above wafer
- ✓ Excellent uniformity and repeatability
- ✓ Seamless transition from 2" to 8" wafer size

10 ©2009 Veeco Instruments Inc Merriman 1109

Veeco

Veeco Customers Include Over 80% of Key LED Manufacturers Japan North America / Europe Shipped Over 200 MOCVD Systems for High Brightness LED Applications Veeco “supplier of choice” for major Korean TV manufacturer Other key accounts in Korea, China and US making backlighting production buys Veeco is leader in lighting: Top position in key accounts: Philips-Lumileds, Bridgelux, Sanan, others Continuing R&D investments focusing on yield & CoO Taiwan Korea China Key Global LED Manufacturers

CIGS Emerging as Best High Efficiency, Low Cost Solar Manufacturing Technology CIGS Projected to be the Most Efficient Solar Technology (Cost/Watt Relative to c-Si) CIGS Process Equipment Forecast ($ in M) 2009–2012 CAGR: 74% Source: NREL, Presented at the 33rd IEEE Photovoltaic Specialists Conference San Diego, California May 11–16, 2008; CAGR from Greentech Media June 2009 Source: Greentech Media Inc., October 2009 CIGS Capacity CAGR 86% ’09-’12 2012 TAM for CIGS Deposition >$850M Benefits of CIGS Technology Highest performance thin film technology Demonstrated efficiencies of 20% Excellent stability with little degradation over long periods of time Broad market applications Residential, commercial, building integrated photovoltaic's (BIPV), portable Moving into broad scale production $1.00 $1.06 $0.64 $0.54 Silicon a-Si CdTe CIGS $0 $200 $400 $600 $800 $1,000 2008 2009E 2010E 2011E 2012E CIGS Sputter CIGS Thermal CIGS Other Contact Deposition Buffer Deposition

Veeco is a Key Supplier to CIGS Solar Market with Dramatic Growth Opportunity Key Highlights Emerging Solar Customer Universe Components supplier to over 50% of CIGS companies Launched glass and web deposition systems Key systems customers: Global Solar, Daiyang, Group Sat Veeco is well-positioned as the only proven provider of thermal deposition systems Performs 75% of CIGS deposition steps with “best of breed” solutions Thermal deposition offers lower capex, fewer tools, better material utilization and lower CoO Thermal Deposition Sputter Deposition Other

Incremental Growth Upside from Metrology and Data Storage Market Recovery $0.4M $1.6M Q3’09 EBITA $24.2M $21.7M Q3’09 Revenue Customers Business refocused for profit and growth with new products and lower cost structure Q3 orders remain at trough levels Business restructured for profit through cycles and customer R&D alignment Business Update Metrology Data Storage Process Equipment Global Technology Leader, Restructured for Profitability Through the Cycles Sources: Financial data from Veeco financial reports; Veeco market position data from management estimates.

Outlook and Financials

Delivering What We Said We Would Do GOAL: To Emerge From Downturn in a Position Strength New product traction in all businesses Aligned to customers technology roadmaps Winning business – best order quarter in our history Excellent customer connectivity and relationships Generated cash through the down cycle A solid balance sheet Achieved $80M breakeven level Q3’09 Simplify organizational structure and lower company breakeven point Executed factory consolidation ahead of plan Increase variable cost percentage for better performance through cycles

Q4 2009 and Full Year Guidance* Revenues $120-130 million GAAP EPS $0.22 to $0.31 per share Non-GAAP EPS $0.26 to $0.32 Order Outlook Currently forecast positive book-to-bill in Q409 Full Year ‘09 Outlook Revenue between $353 – $363 Million * Guidance adjusted on 11/09/09 to reflect 5.75M share offering completed 11/04/09, 37.5M weighted shares

Substantial Operating Leverage Achieving Near-Term Target Model Increased variable cost percentage for better performance through industry cycles Greater use of outsourced manufacturing Manufacturing site rationalization (from 8 sites to 4) Simplified organizational structure All 3 business segments are profitable *See reconciliation to GAAP herein or in Veeco’s respective press releases **Normalized Veeco operating spending forecast at $120-$130M; revenue level is $37-$38M; unusual items impact Q409 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009E Revenue $110M $63M $72M $99M $120–130M GM 40% 35% 34% 41% 43–44% Opex $38M $33M $33M $35M $38–40M** EBITA %* 8% (15%) (9%) 9% 13–15% Non-GAAP EPS* $0.11 ($0.22) ($0.15) $0.16 $0.26 – 0.32

Proceeds from Offering Will Be Used to Bolster Balance Sheet Pro Forma Capitalization ($ in millions) 139 9 Net Cash 100 100 Total Debt $239 $109 Cash Pro Forma for 5.75M Share Follow-on Sept. 30, 2009 Source: Company filings and Prospectus Supplement dated 10/26/09 Note: Transaction shown net of 4.5% gross spread and approximate deal costs of approximately $300k.

Favorable Business Outlook Heading into 2010 Backlog at record level Backlog at end of September $287M; $239M in LED & Solar LED Continue to experience positive business trends in MOCVD High level of demand for K465 MOCVD systems due to industry-leading productivity Executing our manufacturing ramp to satisfy customer demand Believe this is the beginning of a multi-year MOCVD investment cycle Solar Veeco has the right technology for fast growing CIGS market Winning major customers

Investment Highlights Leading equipment supplier for large and multi-year high-growth LED & Solar market opportunity Well positioned to capitalize on current market leadership Deep industry know-how in complex thin film deposition process Significant operating leverage Proven execution track record Bookings ($ in Millions) Revenue ($ in Millions) $120-130E $53 $99 $226 Q1 2009 Q2 2009 Q3 2009 $63 $72 $99 Q1 2009 Q2 2009 Q3 2009 Q4 2009E

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Safe Harbor Statement To the extent that this presentation discusses expectations or otherwise make statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com

Reconciliation to GAAP Measure Table Note: Please see footnotes on the following page. $0.26 $0.32 37,500 37,500 Three months ended Three months ended Three months ended Three months ended Guidance for three (in thousands, except share data) December 31, 2008 March 31, 2009 June 30, 2009 September 30, 2009 months ended December 31, 2009 (Unaudited) LOW HIGH 110334 62849 72020 98913 120000 130000 Operating (loss) income ($77,077) ($18,857) ($12,603) $3,488 $10,900 $14,200 Adjustments: Amortization expense 3,215 1,829 1,831 1,777 1,900 1,900 Equity-based compensation expense 1,836 1,398 2,155 2,400 2,900 2,900 Restructuring expense 3,567 (1) 4,431 (6) 1,944 (9) 1,192 (11) 300 (12) 300 (12) Purchase accounting adjustment 565 (2) -- -- -- -- -- Asset impairment charge 73,037 (3) -- 304 (10) -- -- -- Inventory write-off 2,900 (4) 1,526 (7) -- -- -- -- Earnings (loss) before interest, income taxes and amortization excluding certain items ("EBITA") 8,043 (9,673) (6,369) 8,857 16,000 19,300 EBITA Margin 7.3% (15.4%) (8.8%) 9.0% 13.3% 14.8% Interest expense, net 1,632 1,709 1,698 1,656 1,800 1,800 Adjustment to add back non-cash portion of interest expense (734) (8) (699) (8) (716) (8) (714) (8) (800) (8) (800) (8) Gain on extinguishment of debt (3,758) (5) -- -- -- -- -- Adjustment to exclude gain on extinguishment of debt 3,758 -- -- -- -- -- Earnings (loss) excluding certain items before income taxes 7,145 (10,683) (7,351) 7,915 15,000 18,300 Income tax (provision) benefit at 35% (2,501) 3,739 2,573 (2,770) (5,250) (6,405) Earnings (loss) excluding certain items 4,644 (6,944) (4,778) 5,145 9,750 11,895 Loss attributable to noncontrolling interest, net of income tax benefit at 35% (20) (27) (15) -- -- -- Earnings (loss) excluding certain items attributable to Veeco $4,664 ($6,917) ($4,763) $5,145 $9,750 $11,895 Earnings (loss) excluding certain items per diluted share attributable to Veeco $0.15 ($0.22) ($0.15) $0.16 Diluted weighted average shares outstanding 31,564 31,515 31,497 32,375

(1) During the fourth quarter of 2008, the Company recorded a restructuring charge of $3.6 million consisting primarily of personnel severance costs and lease-related commitments. (2) During the fourth quarter of 2008, the Company recorded $0.6 million in cost of sales related to the acquisition of Mill Lane Engineering. This was the result of purchase accounting, which requires adjustments to capitalize inventory at fair value. (3) During the fourth quarter of 2008, the Company recorded a $73.0 million asset impairment charge, consisting of $52.3 million related to goodwill and $20.7 million related to other long-lived assets. (4) During the fourth quarter of 2008, the Company recorded a $2.9 million inventory write-off in its Metrology segment associated with legacy semiconductor products. This was included in cost of sales in the GAAP income statement. (5) During the fourth quarter of 2008, the Company repurchased $12.2 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of these repurchases, the Company recorded a net gain from the early extinguishment of debt in the amount of $3.8 million. (6) During the first quarter of 2009, the Company recorded a restructuring charge of $4.4 million, consisting primarily of personnel severance and related costs. (7) During the first quarter of 2009, the Company recorded a $1.5 million inventory write-off in its Data Storage segment associated with the discontinuance of certain products. This was included in cost of sales in the GAAP income statement. (8) Adjustment to exclude non-cash interest expense on convertible subordinated notes. (9) During the second quarter of 2009, the Company recorded a restructuring charge of $1.9 million consisting primarily of personnel severance costs and lease and related charges associated with vacating two facilities in its Data Storage segment. (10) During the second quarter of 2009, the Company recorded a $0.3 million asset impairment charge in its Data Storage segment for assets no longer being utilized. (11) During the third quarter of 2009, the Company recorded a restructuring charge of $1.2 million consisting primarily of personnel severance costs. (12) During the fourth quarter of 2009, the Company expects to record a restructuring charge of approximately $0.3 million. Footnotes to GAAP Reconciliation Table